UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 1, 2017

VALVOLINE INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.  Regulation FD Disclosure

In advance of the anticipated distribution of the remaining interest in Valvoline Inc. (“Valvoline”) held by Ashland Global Holdings Inc. on May 12, 2017, Valvoline today published investor materials for use in investor discussions.  The presentation slides are available on our website at investors.valvoline.com.  The presentation slides, including Regulation G reconciliations, are being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Statements contained in the exhibit to this report by Valvoline or management that state the expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act.  It is important to note that Valvoline’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that Valvoline has filed with the U.S. Securities and Exchange Commission (the “Commission”).

Valvoline undertakes no duty or obligation to publicly update or revise the information contained in this report, although Valvoline may do so from time to time as management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the Commission through press releases or through other public disclosure.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

99.1	Presentation slides, published by Valvoline, dated May 1, 2017.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Dated: May 1, 2017	By:	/s/ Julie M. O’Daniel
Julie M. O’Daniel
Senior Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

99.1	Presentation slides, published by Valvoline, dated May 1, 2017.